                                                                    EXHIBIT 99.1



[PRINCETON NATIONAL BANCORP, INC. LOGO]



                   PRINCETON NATIONAL BANCORP, INC. ANNOUNCES
               RECORD BREAKING RESULTS AND INCREASES DIVIDEND 6.7%

PRINCETON, Illinois -- April 29, 2003 -- Princeton National Bancorp, Inc. (NASDAQ: PNBC)

President Tony J. Sorcic announced today, "Princeton National Bancorp, Inc. reported record-breaking diluted earnings per share of $.55 for the first quarter of 2003. This represents a 19.6% increase over the 2002 first quarter results of $.46 per share. Net income increased 16.7% to $1,772,000 as compared to $1,518,000 in the first quarter of 2002. The return on average equity was 14.14% compared to 12.87% for the first quarter of 2002. The efficiency ratio was 60.90%, an improvement from 61.64% in the first quarter of 2002."

President Sorcic continued, "The Company remains focused on identifying opportunities to increase the non-interest income base. As a result of these efforts, total non-interest income of $2,163,000 represents an increase of 7.8% from the fourth quarter of 2002 and 14.3% from the first quarter 2002. For the eleventh consecutive quarter, annualized non-interest income equaled or exceeded 1% of average assets."

President Sorcic concluded, "The Company's plan to generate additional non-interest income while, at the same time, growing the company's assets, and provide shareholders a profitable return has been successful. The Company experienced growth in fee income, assets, deposits, and loans during the quarter. The stock price as of March 31, 2003 was $21.90, an increase of 3.5% from December 31, 2002 and 22.9% from March 31, 2002."

Total assets at quarter-end reached a record high of $597,600,000, an 8.5% increase over March 31, 2002 assets. Net loans as of March 31, 2003 increased 5.2% to $359,166,000 as compared to March 31, 2002. The ratio of non-performing loans to total assets decreased to 1.23% at quarter-end from 1.86% when compared to the March 31, 2002 level. Total deposits ended the first quarter at $525,166,000, an increase of 10.2% as compared to March 31, 2002.

The Board of Directors of Princeton National Bancorp, Inc. voted to increase the dividend 6.7% to $.16 per share payable May 20, 2003 to those shareholders of record as of May 2, 2003. This represents the sixth increase in the dividend in the last 24 months and represents the Company's 73rd consecutive dividend.

The Company continues to pursue opportunities for additional locations in high growth markets. A contract has been executed for the purchase of land in Elburn, Illinois. This land located along the Route 47 corridor complements the subsidiary bank's existing locations. The Company is excited about the opportunities this new location will provide.

The Company has completed 75.2% of the Stock Repurchase Program announced on July 15, 2002, under which 124,300 shares were repurchased at an average price of $20.79. Since 1997, the Company has repurchased a total of 933,271 shares through stock repurchase programs.


The Company has community-banking locations throughout northern Illinois, five of which are in high growth markets. These communities include: Huntley, Hampshire, Minooka, Sandwich, Genoa, Peru, Princeton, Henry, Oglesby, Spring Valley, and DePue. The subsidiary bank, Citizens First National Bank, provides financial services to meet the needs of individuals, businesses, and public entities.

         This press release contains certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. These forward-looking statements are identified by the use of words such as 1) believes, 2) anticipates, 3) estimates, 4) expects, 5) projects or similar words. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. The figures included in this press release are unaudited and may vary from the audited results.

--------------------------------------------------------------------------------

Inquiries should be directed to:    Lou Ann Birkey, Vice President --
                                    Investor Relations,
                                    Princeton National Bancorp, Inc.
                                    (815) 875-4444,
                                    E-Mail address: pnbc@citizens1st.com

                    [PRINCETON NATIONAL BANCORP, INC. LOGO]



                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(dollars in thousands, except per share data)
                                                                  March 31,           December 31,          March 31,
                                                                   2003                  2002                 2002
                                                                ---------             ---------            ---------
ASSETS

Cash and due from banks                                            14,641               13,939                8,927
Interest-bearing deposits with financial institutions              10,158                1,706                5,849
Federal funds sold                                                 12,040                3,225               10,870
                                                                ---------             ---------            ---------
     Total cash and cash equivalents                               36,839               18,870               25,646

Loans held for sale, at lower of cost or market                     2,766                6,761                5,715

Investment securities available-for-sale                          151,534              157,881              133,602
Investment securities held-to-maturity                             13,731               11,437               13,766
                                                                ---------             ---------            ---------
     Total investment securities                                  165,265              169,318              147,368

Loans, net of unearned interest                                   358,946              357,359              338,087
Allowance for loan losses                                          (2,546)              (2,660)              (2,434)
                                                                ---------             ---------            ---------
     Net loans                                                    356,400              354,699              335,653

Premises and equipment, net                                        13,203               13,388               13,686
Bank-owned life insurance                                          13,691               13,566               12,668
Goodwill, net of accumulated amortization                           1,355                1,355                1,355
Intangible assets, net of accumulated amortization                  1,681                1,732                1,888
Interest receivable                                                 3,929                5,180                4,634
Other real estate owned                                                94                   75                    0
Other assets                                                        2,377                2,431                2,052
                                                                ---------             ---------            ---------
     TOTAL ASSETS                                                 597,600              587,375              550,665
                                                                =========            =========            =========


LIABILITIES

Demand deposits                                                    57,336               58,655               49,510
Interest-bearing demand deposits                                  162,326              155,549              122,616
Savings deposits                                                   55,932               51,750               62,371
Time deposits                                                     249,572              245,313              242,159
                                                                ---------             ---------            ---------
     Total deposits                                               525,166              511,267              476,656

Customer repurchase agreements                                      8,048               10,044               11,192
Advances from the Federal Home Loan Bank                            5,600                5,750                6,258
Interest-bearing demand notes issued to the U.S. Treasury             736                2,397                2,400
Note payable                                                        1,300                1,300                1,500
                                                                ---------             ---------            ---------
     Total borrowings                                              15,684               19,491               21,350

Other liabilities                                                   5,399                5,543                4,770
                                                                ---------             ---------            ---------
     Total liabilities                                            546,249              536,301              502,776
                                                                ---------             ---------            ---------
STOCKHOLDERS' EQUITY

Common stock                                                       20,699               20,699               20,699
Surplus                                                             6,727                6,612                6,433
Retained earnings                                                  36,471               35,255               33,020
Accumulated other comprehensive income, net of tax                  1,991                2,218                 (182)
Less:  Treasury stock                                             (14,537)             (13,710)             (12,081)
                                                                ---------             ---------            ---------
     Total stockholders' equity                                    51,351               51,074               47,889
                                                                ---------             ---------            ---------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          597,600              587,375              550,665
                                                                =========            =========            =========

CAPITAL STATISTICS

YTD average equity to average assets                                 8.63%                8.75%                8.72%
Tier 1 leverage capital ratio                                        7.87%                7.80%                8.21%
Tier 1 risk-based capital ratio                                     11.57%               11.10%               11.71%
Total risk-based capital ratio                                      12.19%               11.74%               12.34%
Book value per share                                               $16.04               $15.79               $14.49
Closing market price per share                                     $21.90               $21.15               $17.84
End of period shares outstanding                                3,201,457            3,233,686            3,305,482
End of period treasury shares outstanding                         938,384              906,155              834,359

                    [PRINCETON NATIONAL BANCORP, INC. LOGO]

                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)


(dollars in thousands, except per share data)
                                                             THREE MONTHS         THREE MONTHS       THREE MONTHS
                                                                 ENDED               ENDED               ENDED
                                                            Mar. 31, 2003        Dec. 31, 2002       Mar. 31, 2002
                                                           ---------------      ---------------     ---------------
INTEREST INCOME

Interest and fees on loans                                           5,984               6,115               6,281
Interest and dividends on investment securities                      1,804               1,883               1,911
Interest on federal funds sold                                          20                  25                  35
Interest on interest-bearing time deposits in other banks               16                  16                  25
                                                           ---------------      ---------------     ---------------
     Total Interest Income                                           7,824               8,039               8,252
                                                           ---------------      ---------------     ---------------

INTEREST EXPENSE

Interest on deposits                                                 2,770               3,053               3,448
Interest on borrowings                                                 108                 127                 143
                                                            ---------------      ---------------     ---------------
     Total Interest Expense                                          2,878               3,180               3,591
                                                            ---------------      ---------------     ---------------

NET INTEREST INCOME                                                  4,946               4,859               4,661
Provision for loan losses                                              100                 218                 225
                                                           ---------------      ---------------     ---------------

NET INTEREST INCOME AFTER PROVISION                                  4,846               4,641               4,436
                                                           ---------------      ---------------     ---------------

NON-INTEREST INCOME
Trust & farm management fees                                           322                 297                 303
Service charges on deposit accounts                                    722                 723                 671
Other service charges                                                  133                 108                 165
Gain on sales of securities available-for-sale                           0                   0                  40
Brokerage fee income                                                   131                 130                 179
Mortgage banking income                                                633                 528                 271
Other operating income                                                 222                 220                 264
                                                           ---------------      ---------------     ---------------
     Total Non-Interest Income                                       2,163               2,006               1,893
                                                           ---------------      ---------------     ---------------

NON-INTEREST EXPENSE
Salaries and employee benefits                                       2,571               2,689               2,441
Occupancy                                                              307                 303                 298
Equipment expense                                                      396                 378                 356
Federal insurance assessments                                           55                  53                  53
Intangible assets amortization                                          52                  54                  52
Data processing                                                        179                 172                 184
Other real estate owned expenses                                         8                  27                   0
Other operating expense                                                960                 909                 851
                                                           ---------------      ---------------     ---------------
     Total Non-Interest Expense                                      4,528               4,585               4,235
                                                           ---------------      ---------------     ---------------

INCOME BEFORE INCOME TAXES                                           2,481               2,062               2,094
Income tax expense                                                     709                 557                 576
                                                           ---------------      ---------------     ---------------

NET INCOME                                                           1,772               1,505               1,518
                                                           ===============      ===============     ===============


NET INCOME PER SHARE:
     BASIC                                                           $0.55               $0.47               $0.46
     DILUTED                                                         $0.55               $0.46               $0.46

Basic weighted average shares outstanding                        3,221,291           3,230,678           3,304,440
Diluted weighted average shares outstanding                      3,250,428           3,255,126           3,317,809


PERFORMANCE RATIOS

Return on average assets                                              1.22%               1.01%               1.12%
Return on average equity                                             14.14%              11.89%              12.87%
Net interest margin (tax-equivalent)                                  3.97%               3.87%               4.06%
Efficiency ratio (tax-equivalent)                                    60.90%              63.72%              61.64%


ASSET QUALITY

Net loan charge-offs                                                   214                 305                  91
Total non-performing loans                                           4,425               3,820               6,342
Non-performing loans as a % of net loans                              1.23%               1.06%               1.86%